                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Hi-Shear Technology Corporation for the quarter ended February 28, 2003, I, George W. Trahan, President, Chief Executive Officer and Co-chairman of Hi-Shear Technology Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended February 28, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended February 28, 2003, fairly presents, in all material respects, the financial condition and results of operations of Hi-Shear Technology Corporation.

                                    /s/ George W. Trahan
                                    --------------------
                                    George W. Trahan
                                    President, Chief Executive Officer and
                                    Co-chairman

April 10, 2003